FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 16, 1996



                          First Financial Corporation
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             (Exact name of registrant as specified in its charter)


Wisconsin                          0-11889                       39-1471963
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(State or other                    (Commission                 (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)

1305 Main Street
Stevens Point, Wisconsin                                              54481
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(Address of principal executive office)                           (Zip Code)


Registrant's telephone number, including area code:  (715) 341-0400
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                                 Not applicable
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         (Former name or former address, if changed since last report)
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Item 5.        Other Events
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               On October 16, 1996, First Financial  Corporation (the "Company")
               announced a 5% Stock repurchase program. A copy of the Company's announcement of this program is attached at Exhibit 28 hereto and incorporated by reference herein.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FIRST FINANCIAL CORPORATION
                                          ---------------------------
                                          (Regristrant)

                                          By   /s/ John C. Seramur
                                             -------------------------
                                             John C. Seramur
                                             President and Chief
                                               Executive Officer


Dated:  October 16, 1996

                                 EXHIBIT INDEX
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EXHIBIT
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  28        Press release re announcement of stock repurchase program.